Exhibit 23

                              ARTHUR ANDERSEN LLP

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Ladish Co., Inc.'s previously filed Registration Statement file No. 333-53891.

                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
June 22, 1999